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                                                                   EXHIBIT 10.11

                              STANDSTILL AGREEMENT

        THIS STANDSTILL AGREEMENT is entered into as of December 22, 1997 (the "Effective Date") by and among ARTECON, INC., a California corporation ("Company"), STORAGE DIMENSIONS, INC., a Delaware corporation ("Parent"), and CP ACQUISITION, L.P. NO. 4A, a Delaware limited partnership, CP ACQUISITION, L.P. NO. 4B, a Delaware limited partnership, CAPITAL PARTNERS, INC., a Connecticut corporation, and FGS, INC., a Delaware corporation (each a "Stockholder" and collectively the "Stockholders").

                                    RECITALS

        A. Company, Parent and Storage Acquisition Corp., a California corporation and a wholly owned subsidiary of Parent ("Merger Sub"), are entering into an Agreement and Plan of Merger and Reorganization of even date herewith (the "Merger Agreement"); capitalized terms used but not otherwise defined in this Agreement shall have the meanings assigned to such terms in the Merger Agreement, which provides for, among other things, the Merger on the terms set forth therein.

        B. As of the date hereof, the Stockholders are the record and beneficial holders of an aggregate of 2,900,623 shares of Common Stock of Parent, which shares represent all of the Parent Securities (as defined herein) held of record or beneficially by the Stockholders and their affiliates.

        C. As a condition to the willingness of the Company to enter into the Merger Agreement, the Company has required that each Stockholder agree, and in order to induce the Company to enter into the Merger Agreement each Stockholder has agreed, to enter into and be bound by the terms of this Agreement.

                                    AGREEMENT

        The parties to this Agreement, intending to be legally bound, agree as follows:

SECTION 1. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

        1.1 "Parent Securities" shall mean all shares of any class of capital stock of Parent and any other Parent securities entitled to vote generally for the election of directors or on any other matter submitted to a vote of securityholders, outstanding before and/or after the Merger, and any rights to acquire Parent Securities or other Parent Securities or rights convertible into or exchangeable or exercisable for the purchase of Parent Common Stock or such other Parent voting securities.

        1.2 "affiliate" shall mean present or future affiliates within the meaning of Rule 405 of the Securities Act of 1933, as amended (the "Securities Act").


                                       1.


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        1.3 "beneficially owned" shall have the meaning set forth in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended.

SECTION 2. STANDSTILL BY STOCKHOLDERS

        2.1 RESTRICTIONS ON ACTIONS OF PARENT SECURITIES. Except as permitted by
Section 2.2 and subject to the terms of this Agreement, each Stockholder agrees that, from the date hereof until the earlier to occur of (i) the date that is five (5) years from the Closing Date, and (ii) the date on which the Stockholders and their affiliates beneficially hold in the aggregate less than five percent (5%) of the outstanding voting stock of Parent (such earlier date being referred to as the "Termination Date"), it shall not (acting individually or in conjunction with one or more other Stockholders) nor shall it permit any of its affiliates to:

               (a) acquire or offer to acquire or agree to acquire, directly or indirectly, by purchase or otherwise, any Parent Securities not already owned, beneficially or of record, by the Stockholders as of the date hereof, except for Parent Securities issued to the Stockholders in connection with any stock split or other reclassification affecting the outstanding securities of Parent or stock dividend or other pro rata distribution by Parent to holders of its outstanding securities;

               (b) solicit proxies or become a "participant" in a "solicitation" (as such terms are defined in Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) with respect to any matter involving Parent or otherwise initiate, propose or solicit any stockholder, or induce any other person to initiate any stockholder proposal or a tender offer for shares of Parent Securities or any change of control of Parent, or for the purpose of convening a stockholders' meeting of Parent;

               (c) deposit any Parent Securities in any voting trust or subject them to any voting agreement or other agreement of similar effect (other than the Voting Agreements entered into in connection with the Merger Agreement);

               (d) join any partnership, limited partnership, syndicate, or other group for the purpose of acquiring, holding or disposing of Parent Securities within the meaning of Section 13(d) of the Exchange Act;

               (e) acquire or offer to acquire or hold, or agree to acquire or hold, directly or indirectly or permit any person or entity under any Stockholder's control to acquire, offer to acquire or hold, or agree to acquire or hold, directly or indirectly, by purchase or otherwise, more than five percent (5%) of any class of equity securities of any entity which is the beneficial owner of more than five percent (5%) of the outstanding voting power of Parent Securities; or

               (f) otherwise take any action individually or jointly with any partnership, limited partnership, syndicate, or other group or assist any other person, corporation, entity or group in taking any action it could not individually take under this Agreement.


                                       2.


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        2.2 PERMITTED ACQUISITIONS.

               (a) Notwithstanding the limitations imposed on the Stockholders and their affiliates under Section 2.1 of this Agreement, one or more Stockholders or their affiliates may acquire from time to time up to that number of Parent Securities such that immediately following each such acquisition, the total number of Parent Securities owned beneficially or of record by all Stockholders and all of their respective affiliates together does not exceed that percentage of the Common Stock of Parent (the "Maximum Percentage"), calculated after giving pro forma effect to the exercise of all outstanding options and warrants and the conversion of all outstanding securities convertible into Common Stock of Parent, held by all Stockholders and their affiliates immediately after the Effective Time. Any Stockholder or its affiliates that acquire shares of Parent Securities under this Section 2 shall, promptly following such acquisition, provide written notice of such acquisition to Parent or, if such acquisition is prior to the Closing Date, to the Company.

                  (b) If, as a result of any purchase or other acquisition of securities of Parent other than pursuant to the provisions set forth above in
Section 2(a), any Stockholder or affiliate thereof shall at any time own any Parent Securities such that the total number of Parent Securities owned by all Stockholders and their affiliates together exceeds the maximum percentage permitted by this Section 2 (such excess securities so purchased or otherwise acquired shall be referred to as "Prohibited Securities"), subject to the provisions of all applicable securities laws, such Stockholder shall sell as promptly as practicable Parent Securities having voting power at least equal to the voting power of the Prohibited Securities. Prior to such sale, each Stockholder agrees, and hereby grants Parent its irrevocable proxy, to vote the Prohibited Securities in accordance with the recommendation of the Parent's management in any matter submitted to a vote of the stockholders of Parent (provided, however, that the foregoing paragraph shall not be deemed to limit Parent's remedies in the event that Prohibited Securities were acquired in violation of this Section 2). Notwithstanding the foregoing, if the aggregate beneficial ownership of the Stockholders and their affiliates exceeds the Maximum Percentage solely as a result of any stock repurchase or other action effected by Parent or the Company which has the effect of reducing the number of outstanding Parent capital stock, then securities of Parent held by the Stockholders shall not be deemed to be Prohibited Securities and the provisions of this Section 2.2(b) shall not be applicable to any such excess holdings.

SECTION 3. WAIVER OF RESTRICTIONS. The provisions of this Agreement may be waived with respect to any proposed acquisition or transfer of Parent Securities solely (i) after the Closing Date by Parent and (ii) prior to the Closing Date by Parent and the Company, upon duly authorized action of their respective Boards of Directors.

SECTION 4. REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER

        Each Stockholder hereby represents and warrants to Parent and the Company as follows:

        4.1 DUE AUTHORIZATION. Each Stockholder has full power and capacity to execute and deliver this Agreement and to make the representations, warranties and agreements herein


                                       3.


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and to perform such Stockholder's obligations hereunder. The Stockholders that are parties to this Agreement represent all of the current affiliates of Capital Partners, Inc. who own, beneficially or of record, Parent Securities.

        4.2 ACKNOWLEDGMENT. Each Stockholder has carefully read this Agreement and has discussed with counsel, to the extent such Stockholder felt necessary, the requirements, limitations and restrictions on its ability to sell, transfer or otherwise dispose of its Parent Securities and fully understands the requirements, limitations and restrictions this Agreement places upon such Stockholder's ability to transfer, sell or otherwise dispose of such Parent Securities.

        4.3 NO CONFLICTS. The execution and delivery of this Agreement by Stockholder do not, and the performance of this Agreement by Stockholder will not: (i) conflict with or violate any current law, order, decree or judgment applicable to Stockholder or its affiliates or by which Stockholder, its affiliates or any of their properties is bound or affected; or (ii) result in any breach of or constitute a default (with notice or lapse of time, or both) under, or give to others any rights of termination, amendment, acceleration or cancellation of any indenture or other loan document provisions or other Contract, license, franchise, permit or other instrument or obligation to which such Stockholder or any of its affiliates is a party or by which Stockholder, its affiliate or any of their properties is bound or affected.

        4.4 TITLE TO PARENT SECURITIES. Each Stockholder further represents that it is the beneficial owner of the number of shares of Parent Securities set forth below, which Parent Securities represent all Parent Securities owned beneficially or of record by such Stockholder.

        4.5 ACCURACY OF REPRESENTATIONS. The representations and warranties contained in this Agreement are accurate in all respects as of the date of this Agreement, will be accurate in all respects at all times through the consummation of the Merger, and will be accurate in all material respects as of the date of the consummation of the Merger as if made on that date. Notwithstanding the previous sentence, the representations and warranties contained in this Agreement shall expire on the Closing Date.

SECTION 5. MISCELLANEOUS

        5.1 EXPENSES. Except as otherwise provided herein, all costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses.


                                       4.


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        5.2 NOTICES. All notices or other communications under this Agreement shall be in writing and shall be given by delivery in person, by facsimile, cable, telegram, telex or other standard form of telecommunications, or by registered or certified mail, postage prepaid, return receipt requested, addressed as follows (or such other address for a party as shall be specified in a notice given in accordance with this Section 5.2) and shall be deemed to have been given one business day after transmission by facsimile, cable, telegram, telex of other standard form of telecommunications or four days after deposit in the U.S.
mail:

        if to Stockholder:

               Capital Partners, Inc.
               One Pickwick Plaza
               Suite 310 Greenwich, CT 06830

               if to Parent:

               Storage Dimensions, Inc.
               1656 McCarthy Blvd.
               Milpitas, CA 95035
               Attention: Chief Executive Officer

               with a copy to:

               Wilson Sonsini Goodrich & Rosati
               650 Page Mill Road
               Palo Alto, CA  94304-1050
               Attention: Kenneth M. Siegel, Esq.
               Facsimile No.: (415) 493-6811

               if to Company:

               Artecon, Inc.
               6305 El Camino Real
               Carlsbad, CA  92009-1606

               with a copy to:

               Cooley Godward LLP
               4365 Executive Drive
               Suite 1100
               San Diego, CA  92121-2128
               Attention: Thomas A. Coll, Esq.
               Facsimile No.: (619) 453-3555


                                       5.


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        5.3 SEVERABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

        5.4 ENTIRE AGREEMENT. This Agreement and any documents delivered by the parties in connection herewith constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings among the parties with respect thereto. No addition to or modification of any provision of this Agreement shall be binding upon any party hereto unless made in writing and signed by all parties hereto. This Agreement shall terminate in the event the Merger Agreement is validly terminated pursuant to its terms so long as any termination does not occur by reason of any breach by Parent.

        5.5 ASSIGNMENT, BINDING EFFECT. Neither this Agreement nor any of Stockholder's rights, interests or obligations hereunder shall be assigned by Stockholder (whether by operation of law or otherwise) without the prior written consent of the Company and Parent. The Company and Parent may assign all or any of their rights and obligations hereunder without the consent of any Person. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

        5.6 SPECIFIC PERFORMANCE. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement was not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which they are entitled at law or in equity.

        5.7 GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of California, as applied to contracts entered into and to be performed entirely within the State of California.

        5.8 COUNTERPARTS. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto.


                                       6.


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        IN WITNESS WHEREOF, the Company, Parent and each Stockholder have caused this Agreement to be executed, as of the date first written above.

                                  ARTECON, INC.


                                  By: /s/ JAMES L. LAMBERT
                                     -------------------------------
                                       Name: James L. Lambert
                                       Title: President and CEO


                                  STORAGE DIMENSIONS, INC.


                                  By:/s/ DAVID A. EEG
                                     -------------------------------
                                       Name: David A. Eeg
                                       Title: President and CEO


                                  STOCKHOLDERS:

                                  CP ACQUISITION, L.P. NO. 4A


                                  By: /s/ A. GEORGE GEBAUER
                                     -------------------------------
                                       Name:
                                       Title:

                                       Parent Securities owned as of the date
                                       of this Standstill Agreement:
                                       1,676,440 shares of Common Stock


                                  CP ACQUISITION, L.P. NO. 4B


                                  By: /s/ A. GEORGE GEBAUER
                                     -------------------------------
                                       Name:
                                       Title:

                                       Parent Securities owned as of the date
                                       of this Standstill Agreement:
                                       926,790 shares of Common Stock


                                       7.


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                                  CAPITAL PARTNERS, INC.


                                  By: /s/ A. GEORGE GEBAUER
                                     -------------------------------
                                       Name:
                                       Title:

                                       Parent Securities owned as of the date
                                       of this Standstill Agreement:
                                       3,612 shares of Common Stock


                                    FGS, INC.


                                  By: /s/ A. GEORGE GEBAUER
                                     -------------------------------
                                       Name:
                                       Title:

                                       Parent Securities owned as of the date
                                       of this Standstill Agreement:
                                       293,781 shares of Common Stock